UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 16, 2015

SocialPlay USA, Inc.

(Exact name of small business issuer as specified in its charter)

Nevada	46-4412037
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

2532 Open Range Dr., Fort Worth TX 76177
(Address of principal executive offices)

(866) 281-1207
(Issuer’s telephone number)

__________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 16, 2015, Lucie Letellier resigned as our Chief Financial Officer and as a member of our board of directors. There was no known disagreement with Ms. Letellier on any matter relating to our operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SocialPlay USA, Inc.

/s/ Chitan Mistry

Chitan Mistry, CEO

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